UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22632

Exact name of registrant as specified in charter:	Prudential Short Duration High Yield Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	5/31/2015

Date of reporting period:	11/30/2014

Item 1 – Reports to Stockholders –

PRUDENTIAL INVESTMENTS»CLOSED-END FUNDS

PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC.

SEMIANNUAL REPORT • NOVEMBER 30, 2014

Objective

High level of current income

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of November 30, 2014, were not audited and, accordingly, no auditor’s opinion is expressed on them.

Prudential Fixed Income is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIM is a Prudential Financial company. © 2015 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

January 15, 2015

Dear Shareholder:

We hope you find the semiannual report for the Prudential Short Duration High Yield Fund, Inc. informative and useful. The report covers performance for the six-month period that ended November 30, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Short Duration High Yield Fund, Inc.

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, Prudential Investments LLC and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Short Duration High Yield Fund, Inc.	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com.

Investment Objective

The Fund seeks to provide a high level of current income by investing primarily in higher-rated, below-investment-grade fixed income instruments*. The Fund seeks to maintain a weighted average portfolio duration of three years or less and a weighted average maturity of five years or less.

*There can be no guarantee the Fund will achieve its objective. Higher-rated high yield bonds, commonly referred to as “junk bonds,” are below investment grade and are considered speculative. They are rated Ba, B by Moody’s Investors Service, Inc. (Moody’s); BB, B by Standard & Poor’s Ratings Services (S&P) or Fitch, Inc. (Fitch); or comparably rated by another nationally recognized statistical rating organization (NRSRO), or if unrated, are considered by PIM to be of comparable quality.

Performance Snapshot as of 11/30/14
Price Per Share	Total Return For Six-Months Ended 11/30/14
$18.12 (NAV)		0.20%
$16.39 (Market Price)	–	4.09%

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Source: Prudential Investments LLC.

Key Fund Statistics as of 11/30/14
Duration	2.7 years	Average Maturity	4.0 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the Fund’s bonds.

2	Visit our website at www.prudentialfunds.com

Credit Quality expressed as a percentage of total investments as of 11/30/14
A	0.3%
BBB	2.8
BB	41.6
B	48.6
CCC	5.2
Cash/Cash Equivalents	1.5
Total Investments	100.0%

Source: PIM

Credit ratings reflect the highest rating assigned by Moody’s, S&P or Fitch. Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, Moody’s ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used.

Yield and Dividends as of 11/30/14
Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 11/30/14
$0.735	$0.1225	8.97%

Yield at market price is the annualized rate determined by dividing current monthly dividend paid per share by the market price per share as of November 30, 2014.

Prudential Short Duration High Yield Fund, Inc.	3

Strategy and Performance Overview

How did the Fund perform?

For the six-month reporting period that ended November 30, 2014, the Prudential Short Duration High Yield Fund’s (the Fund) NAV per share decreased by $0.70 from $18.82 to $18.12. The Fund generated a positive NAV return of 0.20%, outperforming both the 0.01% decline of the Barclays US High Yield Ba/B 1–5 Year 1% Issuer Constrained Index (the Index) and the 1.11% decline of the Lipper High Current Yield Funds (Leveraged) Average for the period.

The Fund’s market price decreased by $1.45 from $17.84 to $16.39 for the period. The Fund’s market price total return, including the reinvestment of distributions, was –4.09% for the period.

What were conditions like in the short-term US high yield corporate bond market?

•

High yield corporate bonds generated gains at the beginning of the reporting period, but geopolitical concerns drove a wave of risk aversion, pushing down high yield bond prices in the third quarter. Through the remainder of the reporting period, focus remained on the improving US economic growth and conclusion of the Fed’s quantitative easing asset purchase program, and global economic growth concerns which weighed on investor sentiment.

•

Spreads—the amount of extra yield that high yield bonds provide over similar-duration US Treasury securities—were volatile. After starting the reporting period at 387 basis points, high yield spreads widened significantly to 532 basis points in mid-October before narrowing to end the period at 487 basis points (a basis point equals one hundredth of a percentage point).

•	Short term, high rated high yield bonds outperformed broad market high yield bonds by 58 basis points in the reporting period. Weighing on that differential were two primary factors:

•	the short term, high quality universe has a smaller level of exposure to the energy sector, which came under pressure as oil prices slumped toward the end of the reporting period

•	the underperformance of the lower quality segment of the high yield universe, where CCC rated bonds underperformed the BB/B segment by 2.52% over the reporting period.

•

Within the high yield bond markets, sector performance was rather widely dispersed. Brokerage, pipelines, and airlines each generated returns of more than 2%, while energy, metals, and insurance each declined more than 2% for the period

4	Visit our website at www.prudentialfunds.com

Strategy and Performance Overview—(continued)

•

The trailing 12-month dollar-weighted default rate, which measures the dollar value of defaults as a percentage of the overall markets, rose from 0.38% at the beginning of the reporting period to 1.92% at the end of the period. Excluding the TXU Energy default, the dollar-weighted default rate was 0.61% at the end of the reporting period.

What strategies proved most beneficial to the Fund’s performance?

•	The Fund benefited from a large underweight, as well as strong security selection, in the energy sector.

•	Overweight positions in the technology and packaging sectors added to the Fund’s performance, as these sectors performed well relative to other sectors in the Index.

•

In individual company selection, the Fund benefited from its lack of exposure to certain issuers in the energy sector. More specifically, the Fund did not own independent oil and natural gas companies Linn Energy and W&T Offshore, both of which performed poorly during the reporting period. Overweight positions in Magnetation, an iron ore concentrate and pellet producer, and grocery store chain Albertsons contributed positively.

What strategies detracted most from the Fund’s performance?

•	The Fund was hurt by its underweight position in pipelines. Despite weakness in the energy sector overall, pipeline issues performed well during the period.

•	An overweight in the metals sector and an underweight in banking also detracted from results. In addition, issue selection within the metals sector dampened returns.

•

In individual company selection, the Fund was hampered by its overweights in Berau, an Indonesian coal company, and Fortescue, an Australian iron ore producer, both of which underperformed during the period.

How did the Fund’s leverage strategy affect its performance?

•	The Fund’s use of leverage contributed positively to results as the returns of the securities purchased were in excess of the cost of borrowing.

•

As of November 30, 2014, the Fund had borrowed approximately $246 million and was about 28.99% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was about 28.88%.

Prudential Short Duration High Yield Fund, Inc.	5

Strategy and Performance Overview—(continued)

Benchmark Definitions

Barclays US High Yield Ba/B 1–5 Year 1% Issuer Constrained Index

The Barclays US High Yield Ba/B 1–5 Year 1% Issuer Constrained Index is an unmanaged index which represents performance of US higher-rated short duration high yield bonds.

Source: Barclays.

Lipper High Current Yield Funds (Leveraged) Average

The Lipper High Current Yield Funds (Leveraged) Average (Lipper Average) represents returns based on an average return of 35 funds in the Closed-End High Current Yield Funds (Leveraged) category.

Investors cannot invest directly in an index or average.

Looking for additional information?

The Fund is traded under the symbol “ISD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XISDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well on www.prudentialfunds.com.

In a continuing effort to provide information concerning the Fund, shareholders may go to www.prudentialfunds.com or call (800) 451-6788 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

6	Visit our website at www.prudentialfunds.com

Portfolio of Investments

as of November 30, 2014 (Unaudited)

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
LONG-TERM INVESTMENTS 136.6%

BANK LOANS(a) 4.0%

Capital Goods 1.7%
CPM Acquisition Holdings, Inc.	6.250%	08/29/17		5,984	$5,954,214
CPM Acquisition Holdings, Inc.	10.250	03/01/18		1,749	1,749,000
RAC Ltd.	5.305	11/30/21	GBP	1,575	2,451,969

					10,155,183

Chemicals 0.5%
Axalta Coating Systems US Holdings	3.750	02/01/20		951	938,247
Colouroz Investment 2 LLC	4.750	09/07/21		2,250	2,236,876

					3,175,123

Energy—Other 0.3%
Samson Investment Co.	5.000	09/25/18		1,850	1,682,729

Food 0.3%
Albertsons Holdings LLC	4.000	08/23/19		1,500	1,497,499

Gaming 0.3%
MGM Resorts International	3.500	12/20/19		1,965	1,937,162

Healthcare & Pharmaceutical
Catalent Pharma Solutions, Inc.	6.500	12/29/17		221	220,357

Technology 0.9%
Kronos, Inc.	9.750	04/30/20		3,743	3,855,228
Sungard Availability Services Capital, Inc.	6.000	03/29/19		1,990	1,772,344

					5,627,572

TOTAL BANK LOANS (cost $24,634,456)					24,295,625

CORPORATE BONDS 132.6%

Aerospace & Defense 2.1%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(b)	7.500	03/15/18		2,875	3,179,031
Ducommun, Inc., Gtd. Notes(b)	9.750	07/15/18		3,375	3,653,438
Esterline Technologies Corp., Gtd. Notes(b)	7.000	08/01/20		1,225	1,289,313
Michael Baker International, Inc., Sr. Sec’d. Notes, 144A(b)	8.250	10/15/18		4,525	4,581,562

					12,703,344

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	7

Portfolio of Investments

as of November 30, 2014 (Unaudited) continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Automotive 3.8%
Allison Transmission, Inc., Gtd. Notes, 144A(b)	7.125%	05/15/19	2,420	$2,541,000
American Axle & Manufacturing, Inc.,
Gtd. Notes(b)	5.125	02/15/19	1,550	1,573,250
Gtd. Notes	7.750	11/15/19	445	502,850
Chrysler Group LLC/CG Co.-Issuer, Inc., Sec’d. Notes(b)	8.000	06/15/19	7,275	7,711,500
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250	11/15/19	1,100	1,119,250
Lear Corp., Gtd. Notes(b)	8.125	03/15/20	1,214	1,274,700
Schaeffler Holding Finance BV (Germany),
Sr. Sec’d. Notes, PIK, 144A	6.250	11/15/19	1,200	1,255,500
Sr. Sec’d. Notes, PIK, 144A(b)	6.875	08/15/18	6,850	7,166,812

				23,144,862

Building Materials & Construction 8.1%
Beazer Homes USA, Inc.,
Gtd. Notes	5.750	06/15/19	1,675	1,608,000
Sr. Sec’d. Notes(b)	6.625	04/15/18	5,275	5,525,562
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A(b)	9.875	04/30/19	5,000	5,550,000
D.R. Horton, Inc., Gtd. Notes(b)	4.750	05/15/17	3,000	3,138,750
HD Supply, Inc., Gtd. Notes	11.500	07/15/20	1,500	1,740,000
KB Home, Gtd. Notes(b)	4.750	05/15/19	2,000	1,990,000
Lennar Corp.,
Gtd. Notes(b)	4.500	06/15/19	2,600	2,600,000
Gtd. Notes(b)	4.750	12/15/17	5,075	5,258,969
Standard Pacific Corp.,
Gtd. Notes(b)	8.375	05/15/18	1,000	1,138,750
Gtd. Notes(b)	10.750	09/15/16	4,000	4,580,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A(b)	7.750	04/15/20	3,500	3,745,000
Toll Brothers Finance Corp.,
Gtd. Notes	4.000	12/31/18	400	403,000
Gtd. Notes(b)	8.910	10/15/17	1,600	1,864,000
US Concrete, Inc., Sr. Sec’d. Notes	8.500	12/01/18	6,075	6,500,250
Weyerhaeuser Real Estate Co., Sr. Unsec’d. Notes, 144A(b)	4.375	06/15/19	3,125	3,093,750

				48,736,031

See Notes to Financial Statements.

8

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Cable 7.5%
Cablevision Systems Corp.,
Sr. Unsec’d. Notes(b)	7.750%	04/15/18	2,750	$3,052,500
Sr. Unsec’d. Notes(b)	8.625	09/15/17	6,700	7,587,750
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes(b)	7.000	01/15/19	9,620	10,016,825
Gtd. Notes(b)	7.250	10/30/17	2,900	3,019,625
Gtd. Notes	7.375	06/01/20	1,000	1,071,250
Gtd. Notes(b)	8.125	04/30/20	2,460	2,607,600
CSC Holdings LLC, Sr. Unsec’d. Notes(b)	8.625	02/15/19	2,500	2,909,375
DISH DBS Corp.,
Gtd. Notes(b)	4.250	04/01/18	3,390	3,449,325
Gtd. Notes(b)	7.875	09/01/19	1,000	1,142,500
Nara Cable Funding Ltd. (Spain), Sr. Sec’d. Notes, 144A	8.875	12/01/18	3,100	3,237,578
Numericable Group SA (France), Sr. Sec’d. Notes, 144A(b)	4.875	05/15/19	5,155	5,097,006
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, 144A(b)	7.500	03/15/19	1,625	1,710,313
Videotron Ltee (Canada), Gtd. Notes	9.125	04/15/18	41	42,435

				44,944,082

Capital Goods 13.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes(b)	2.984(a)	12/01/17	5,340	5,306,625
BlueLine Rental Finance Corp., Sec’d. Notes, 144A (original cost $1,142,312; purchased 01/16/14 - 02/12/14)(b)(c)(d)	7.000	02/01/19	1,125	1,167,188
Clean Harbors, Inc., Gtd. Notes	5.250	08/01/20	850	858,500
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A (original cost $2,612,250; purchased 03/21/14 - 10/06/14)(b)(c)(d)	8.750	12/15/19	2,400	2,592,000
CNH America LLC, Gtd. Notes(b)	7.250	01/15/16	7,235	7,578,662
CNH Capital LLC, Gtd. Notes(b)	3.875	11/01/15	2,075	2,090,563
Columbus McKinnon Corp., Gtd. Notes(b)	7.875	02/01/19	6,900	7,210,500
Hertz Corp. (The),
Gtd. Notes(b)	4.250	04/01/18	3,875	3,836,250
Gtd. Notes	6.750	04/15/19	925	955,063
Gtd. Notes(b)	7.500	10/15/18	2,400	2,490,000

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	9

Portfolio of Investments

as of November 30, 2014 (Unaudited) continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
International Wire Group Holdings, Inc., Sec’d. Notes, 144A(b)	8.500%	10/15/17	1,000	$1,060,000
Kenan Advantage Group, Inc. (The), Sr. Unsec’d. Notes, 144A (original cost $10,792,500; purchased 04/04/14 - 04/15/14)(b)(c)(d)	8.375	12/15/18	10,000	10,400,000
Laureate Education, Inc., Gtd. Notes, 144A	9.750	09/01/19	3,875	4,020,312
Light Tower Rentals, Inc., Sr. Sec’d. Notes, 144A	8.125	08/01/19	950	864,500
NCSG Crane & Heavy Haul Services (Canada), Sec’d. Notes, 144A(b)	9.500	08/15/19	2,900	2,784,000
Polymer Group, Inc., Sr. Sec’d. Notes(b)	7.750	02/01/19	1,342	1,395,680
Safway Group Holding LLC/Safway Finance Corp., Sec’d. Notes, 144A(b)	7.000	05/15/18	7,474	7,534,913
SPX Corp., Gtd. Notes(b)	6.875	09/01/17	3,600	3,955,500
Terex Corp., Gtd. Notes	6.500	04/01/20	1,500	1,575,000
Unifrax I LLC/Unifrax Holding Co.,
Gtd. Notes, 144A (original cost $6,924,030; purchased 05/14/14 - 06/30/14)(c)(d)	7.500	02/15/19	6,538	6,668,760
Gtd. Notes, 144A (original cost $4,080,000; purchased 07/28/14)(c)(d)	7.500	02/15/19	4,000	4,080,000
United Rentals North America, Inc., Sec’d. Notes(b)	5.750	07/15/18	1,600	1,672,000
WireCo WorldGroup, Inc., Gtd. Notes(b)	9.500	05/15/17	2,000	2,040,000

				82,136,016

Chemicals 3.9%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holdings BV, Gtd. Notes, 144A	7.375	05/01/21	1,750	1,890,000
Hexion U.S. Finance Corp., Sr. Sec’d. Notes	8.875	02/01/18	3,425	3,236,625
Kissner Milling Co., Ltd. (Canada), Sr. Sec’d. Notes, 144A (original cost $1,825,000; purchased 05/15/14)(c)(d)	7.250	06/01/19	1,825	1,861,500
Koppers, Inc., Gtd. Notes(b)	7.875	12/01/19	5,494	5,730,242
Taminco Global Chemical Corp. (Belgium), Sec’d. Notes, 144A(b)	9.750	03/31/20	9,800	10,743,250

				23,461,617

See Notes to Financial Statements.

10

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Consumer 1.8%
Gibson Brands, Inc., Sr. Sec’d. Notes, 144A (original cost $625,500; purchased 05/13/14)(c)(d)	8.875%	08/01/18	600	$579,000
Jarden Corp., Gtd. Notes(b)	7.500	05/01/17	3,750	4,115,625
Scotts Miracle-Gro Co. (The), Gtd. Notes(b)	6.625	12/15/20	2,000	2,120,000
Service Corp. International,
Sr. Unsec’d. Notes	7.000	06/15/17	1,000	1,087,500
Sr. Unsec’d. Notes(b)	7.625	10/01/18	2,753	3,090,242

				10,992,367

Electric 3.6%
AES Corp. (The),
Sr. Unsec’d. Notes(b)	8.000	10/15/17	4,000	4,540,000
Sr. Unsec’d. Notes(b)	9.750	04/15/16	3,444	3,788,400
DPL, Inc., Sr. Unsec’d. Notes	6.500	10/15/16	271	287,260
Dynegy Finance I, Inc./Dynegy Finance II, Inc., Sr. Sec’d. Notes, 144A	6.750	11/01/19	3,000	3,120,000
Mirant Mid Atlantic LLC, Pass-Through Certificates, Series B	9.125	06/30/17	613	659,434
NRG Energy, Inc., Gtd. Notes(b)	7.625	01/15/18	6,850	7,586,375
NRG REMA LLC, Pass-Through Certificates, Series B (original cost $862,271; purchased 05/29/12 - 03/05/14)(b)(c)(d)	9.237	07/02/17	860	911,227
Series C(b)	9.681	07/02/26	900	972,000

				21,864,696

Energy—Integrated 0.3%
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	7.250	12/12/21	1,500	1,571,250

Energy—Other 4.1%
California Resources Corp., Gtd. Notes, 144A	5.000	01/15/20	900	810,000
Energy XXI Gulf Coast, Inc., Gtd. Notes(b)	9.250	12/15/17	1,725	1,543,875
EP Energy LLC/EP Energy Finance, Inc., Sr. Unsec’d. Notes(b)	9.375	05/01/20	2,250	2,458,125
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A (original cost $7,717,500; purchased 03/15/13)(b)(c)(d)	8.000	02/15/20	7,000	7,280,000

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	11

Portfolio of Investments

as of November 30, 2014 (Unaudited) continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Energy—Other (cont’d.)
Kodiak Oil & Gas Corp., Gtd. Notes(b)	8.125%	12/01/19	3,050	$3,278,750
PHI Inc., Gtd. Notes	5.250	03/15/19	1,225	1,133,125
SESI LLC, Gtd. Notes(b)	6.375	05/01/19	2,550	2,658,375
Tesoro Corp., Gtd. Notes(b)	4.250	10/01/17	3,675	3,809,137
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Sr. Unsec’d. Notes, 144A	5.500	10/15/19	1,850	1,882,375

				24,853,762

Foods 4.8%
ARAMARK Corp., Gtd. Notes	5.750	03/15/20	950	980,875
Constellation Brands, Inc.,
Gtd. Notes	3.875	11/15/19	2,275	2,317,315
Gtd. Notes(b)	7.250	09/01/16	3,052	3,334,310
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $3,784,375; purchased 06/17/14)(b)(c)(d)	7.250	06/01/21	3,500	3,718,750
Landry’s, Inc., Sr. Unsec’d. Notes, 144A (original cost $4,493,125; purchased 05/27/14 - 11/20/14)(c)(d)	9.375	05/01/20	4,125	4,387,969
Pilgrim’s Pride Corp., Gtd. Notes	7.875	12/15/18	2,250	2,341,125
Smithfield Foods, Inc., Sr. Unsec’d. Notes, 144A(b)	5.250	08/01/18	4,585	4,722,550
Tops Holding Corp./Tops Markets LLC, Sr. Sec’d. Notes(b)	8.875	12/15/17	6,700	6,901,000

				28,703,894

Gaming 7.7%
Boyd Gaming Corp., Gtd. Notes(b)	9.125	12/01/18	5,120	5,350,400
Caesars Entertainment Resort Properties LLC, Sr. Sec’d. Notes, 144A	8.000	10/01/20	1,575	1,543,500
CCM Merger, Inc., Gtd. Notes, 144A (original cost $3,788,015; purchased 09/04/13 - 05/21/14)(c)(d)	9.125	05/01/19	3,618	3,889,350
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(b)	4.375	11/01/18	3,775	3,869,375
Isle of Capri Casinos, Inc., Gtd. Notes(b)	7.750	03/15/19	5,575	5,839,812
MGM Resorts International,
Gtd. Notes(b)	7.500	06/01/16	2,000	2,142,400
Gtd. Notes(b)	10.000	11/01/16	5,000	5,625,000

See Notes to Financial Statements.

12

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Gaming (cont’d.)
MTR Gaming Group, Inc., Sec’d. Notes(b)	11.500%	08/01/19	5,502	$6,038,445
Peninsula Gaming LLC/Peninsula Gaming Corp., Gtd. Notes, 144A	8.375	02/15/18	4,000	4,190,000
Pinnacle Entertainment, Inc.,
Gtd. Notes(b)	7.500	04/15/21	3,050	3,225,375
Gtd. Notes(b)	8.750	05/15/20	4,481	4,766,664

				46,480,321

Healthcare & Pharmaceutical 11.8%
Allergan, Inc., Sr. Unsec’d. Notes(b)	1.350	03/15/18	2,240	2,166,035
Biomet, Inc., Gtd. Notes	6.500	08/01/20	2,000	2,141,240
Capella Healthcare, Inc., Gtd. Notes(b)	9.250	07/01/17	4,128	4,305,587
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A	7.000	05/15/19	3,700	3,746,250
CHS/Community Health Systems, Inc., Gtd. Notes(b)	8.000	11/15/19	7,450	7,971,500
ConvaTec Finance International SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A	8.250	01/15/19	1,235	1,253,525
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	10.500	12/15/18	5,615	5,944,881
Emdeon, Inc., Gtd. Notes(b)	11.000	12/31/19	8,000	8,820,000
HCA Holdings, Inc., Sr. Unsec’d. Notes(b)	7.750	05/15/21	1,500	1,608,750
HCA, Inc.,
Gtd. Notes(b)	8.000	10/01/18	1,855	2,128,613
Sr. Sec’d. Notes(b)	3.750	03/15/19	3,075	3,063,084
Sr. Sec’d. Notes	4.250	10/15/19	2,350	2,361,750
Sr. Unsec’d. Notes(b)	6.375	01/15/15	1,325	1,329,969
Sr. Unsec’d. Notes, MTN(b)	9.000	12/15/14	4,203	4,218,761
MedAssets, Inc., Gtd. Notes(b)	8.000	11/15/18	7,026	7,315,822
Tenet Healthcare Corp.,
Sr. Sec’d. Notes(b)	6.250	11/01/18	2,750	2,976,875
Sr. Unsec’d. Notes	8.000	08/01/20	1,000	1,062,500
Sr. Unsec’d. Notes, 144A	5.000	03/01/19	1,200	1,182,000
Valeant Pharmaceuticals International, Gtd. Notes, 144A(b)	6.875	12/01/18	7,500	7,771,875

				71,369,017

Media & Entertainment 6.9%
AMC Entertainment, Inc., Gtd. Notes(b)	9.750	12/01/20	5,140	5,692,550

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	13

Portfolio of Investments

as of November 30, 2014 (Unaudited) continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media & Entertainment (cont’d.)
AMC Networks, Inc., Gtd. Notes(b)	7.750%	07/15/21	2,170	$2,359,875
Carlson Travel Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A (original cost $3,812,250; purchased 06/26/14 - 08/04/14)(c)(d)	7.500	08/15/19	3,800	3,828,500
Carmike Cinemas, Inc., Sec’d. Notes(b)	7.375	05/15/19	1,250	1,326,562
Cinemark USA, Inc., Gtd. Notes	7.375	06/15/21	825	881,719
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	7.625	03/15/20	215	222,525
Crown Media Holdings, Inc., Gtd. Notes	10.500	07/15/19	500	548,125
Gannett Co., Inc., Gtd. Notes	5.125	10/15/19	650	675,188
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250	04/01/19	6,135	6,418,744
LIN Television Corp., Gtd. Notes(b)	8.375	04/15/18	880	915,200
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $1,225,000; purchased 07/30/13)(b)(c)(d)	5.000	08/01/18	1,225	1,267,875
NCL Corp. Ltd., Sr. Unsec’d. Notes, 144A	5.250	11/15/19	1,200	1,209,000
Telesat Canada/Telesat LLC (Canada), Gtd. Notes, 144A(b)	6.000	05/15/17	7,500	7,725,000
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A (original cost $1,381,912; purchased 05/27/14)(b)(c)(d)	6.875	05/15/19	1,290	1,354,500
Sr. Sec’d. Notes, 144A (original cost $5,773,250; purchased 06/04/14 - 10/01/14)(b)(c)(d)	7.875	11/01/20	5,250	5,663,437
Wave Holdco LLC/Wave Holdco Corp., Sr. Unsec’d. Notes, PIK, 144A	8.250	07/15/19	1,425	1,474,875

				41,563,675

Metals 11.9%
AK Steel Corp., Sr. Sec’d. Notes(b)	8.750	12/01/18	7,691	8,190,915
Alcoa, Inc., Sr. Unsec’d. Notes(b)	6.750	07/15/18	3,000	3,400,731
ArcelorMittal SA (Luxembourg),
Sr. Unsec’d. Notes	5.000	02/25/17	3,600	3,753,000
Sr. Unsec’d. Notes	6.125	06/01/18	4,100	4,346,000

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Metals (cont’d.)
AuRico Gold, Inc. (Canada), Sec’d. Notes, 144A(b)	7.750%	04/01/20	1,500	$1,425,000
Barminco Finance Pty. Ltd. (Australia), Gtd. Notes, 144A (original cost $2,400,000; purchased 05/13/13)(b)(c)(d)	9.000	06/01/18	2,400	2,064,000
Berau Capital Resources Pte. Ltd. (Indonesia), Sr. Sec’d. Notes, 144A	12.500	07/08/15	3,850	2,252,250
Calcipar SA (Luxembourg), Sr. Sec’d. Notes, 144A (original cost $6,234,862; purchased 05/27/14 - 06/30/14)(c)(d)	6.875	05/01/18	5,850	6,025,500
FMG Resources (August 2006) Pty. Ltd. (Australia),
Gtd. Notes, 144A(b)	6.000	04/01/17	3,000	2,850,000
Gtd. Notes, 144A(b)	6.875	02/01/18	1,400	1,316,000
Gtd. Notes, 144A(b)	8.250	11/01/19	6,500	6,012,500
JMC Steel Group, Sr. Unsec’d. Notes, 144A (original cost $2,579,250; purchased 08/11/14 - 11/26/14)(c)(d)	8.250	03/15/18	2,550	2,556,375
Kaiser Aluminum Corp., Gtd. Notes	8.250	06/01/20	1,200	1,317,000
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A	7.500	11/01/20	5,825	6,014,313
Peabody Energy Corp., Gtd. Notes(b)	6.000	11/15/18	4,174	3,975,735
Steel Dynamics, Inc., Gtd. Notes(b)	6.125	08/15/19	6,525	6,965,437
United States Steel Corp., Sr. Unsec’d. Notes	7.000	02/01/18	1,000	1,087,500
Westmoreland Coal Co./Westmoreland Partners, Sr. Sec’d. Notes	10.750	02/01/18	7,775	8,155,975

				71,708,231

Non-Captive Finance 2.6%
CIT Group, Inc., Sr. Unsec’d. Notes(b)	4.250	08/15/17	4,175	4,268,937
International Lease Finance Corp.,
Sr. Unsec’d. Notes(b)	3.875	04/15/18	1,350	1,360,969
Sr. Unsec’d. Notes	6.250	05/15/19	600	655,500
Sr. Unsec’d. Notes(b)	8.875	09/01/17	4,000	4,575,000
SLM Corp.,
Sr. Unsec’d. Notes, MTN	8.000	03/25/20	425	479,719

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	15

Portfolio of Investments

as of November 30, 2014 (Unaudited) continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Non-Captive Finance (cont’d.)
Sr. Unsec’d. Notes, MTN(b)	8.450%	06/15/18	3,650	$4,124,500

				15,464,625

Packaging 4.3%
AEP Industries, Inc., Sr. Unsec’d. Notes(b)	8.250	04/15/19	4,500	4,545,000
Ardagh Packaging Finance PLC (Ireland),
Gtd. Notes, 144A	6.250	01/31/19	200	200,500
Gtd. Notes, 144A	9.125	10/15/20	3,000	3,232,500
Berry Plastics Corp., Sec’d. Notes	9.750	01/15/21	1,625	1,811,875
Beverage Packaging Holdings Luxembourg II SA, Gtd. Notes, 144A	6.000	06/15/17	1,150	1,147,125
Greif, Inc.,
Sr. Unsec’d. Notes(b)	6.750	02/01/17	1,200	1,290,000
Sr. Unsec’d. Notes	7.750	08/01/19	700	801,500
Owens-Brockway Glass Container, Inc., Gtd. Notes(b)	7.375	05/15/16	5,965	6,390,006
PaperWorks Industries, Inc., Sr. Sec’d. Notes, 144A(b)	9.500	08/15/19	2,525	2,575,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group LU,
Gtd. Notes	9.875	08/15/19	3,000	3,232,500
Sr. Sec’d. Notes	7.875	08/15/19	900	958,500

				26,185,006

Paper 1.1%
Cascades, Inc. (Canada), Gtd. Notes(b)	7.875	01/15/20	1,850	1,928,625
Smurfit Kappa Acquisitions (Ireland), Sr. Sec’d. Notes, 144A	4.875	09/15/18	3,450	3,544,875
Tembec Industries, Inc. (Canada), Sr. Sec’d. Notes, 144A	9.000	12/15/19	1,025	1,025,000

				6,498,500

Pipelines & Other 0.5%
AmeriGas Partners LP/AmeriGas Eagle Finance Corp., Sr. Unsec’d. Notes	6.500	05/20/21	725	746,750
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A (original cost $2,144,688; purchased 01/10/13 - 05/02/13)(b)(c)(d)	6.000	01/15/19	2,150	2,257,500

				3,004,250

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Real Estate Investment Trusts 0.2%
CTR Partnership LP/Caretrust Capital Corp., Gtd. Notes	5.875%	06/01/21		525	$535,500
Felcor Lodging LP, Sr. Sec’d. Notes	6.750	06/01/19		500	520,000

					1,055,500

Retailers 3.2%
Academy Ltd./Academy Finance Corp., Gtd. Notes, 144A	9.250	08/01/19		4,250	4,536,875
Claire’s Stores, Inc.,
Sr. Sec’d. Notes, 144A	6.125	03/15/20		400	371,000
Sr. Sec’d. Notes, 144A(b)	9.000	03/15/19		5,200	5,252,000
HT Intermediate Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	12.000	05/15/19		350	362,250
Petco Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A (original cost $348,250; purchased 10/04/12)(c)(d)	8.500	10/15/17		350	353,500
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(b)	6.875	11/15/19		1,900	2,023,500
THOM Europe SAS (France), Sr. Sec’d. Notes, 144A	7.375	07/15/19	EUR	4,000	4,613,223
Toys “R” Us Property Co. II LLC, Sr. Sec’d. Notes(b)	8.500	12/01/17		1,500	1,492,500

					19,004,848

Technology 17.7%
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A	4.625	07/01/17		2,800	2,821,000
Anixter International, Inc., Gtd. Notes(b)	5.625	05/01/19		1,500	1,590,000
Avaya, Inc., Sec’d. Notes, 144A	10.500	03/01/21		1,250	1,090,625
Brightstar Corp.,
Gtd. Notes, 144A (original cost $8,400,250; purchased 04/27/12 - 11/14/14)(b)(c)(d)	9.500	12/01/16		7,900	8,313,802
Sr. Unsec’d. Notes, 144A (original cost $3,193,501; purchased 07/26/13 - 10/23/13)(c)(d)	7.250	08/01/18		3,100	3,340,250
CDW LLC/CDW Finance Corp., Gtd. Notes(b)	8.500	04/01/19		10,659	11,311,864
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A(b)	6.625	06/01/20		4,355	4,540,088

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	17

Portfolio of Investments

as of November 30, 2014 (Unaudited) continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Technology (cont’d.)
CoreLogic, Inc., Gtd. Notes	7.250%	06/01/21	500	$525,000
First Data Corp.,
Gtd. Notes	12.625	01/15/21	8,352	9,938,880
Sr. Sec’d. Notes, 144A(b)	7.375	06/15/19	2,500	2,631,250
Sr. Sec’d. Notes, 144A(b)	8.875	08/15/20	2,240	2,408,000
Freescale Semiconductor, Inc.,
Gtd. Notes	8.050	02/01/20	262	278,375
Gtd. Notes	10.750	08/01/20	9,374	10,311,400
iGATE Corp., Gtd. Notes	4.750	04/15/19	1,050	1,055,250
Igloo Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	8.250	12/15/17	1,950	1,959,750
Infor US, Inc.,
Gtd. Notes	9.375	04/01/19	8,910	9,636,610
Gtd. Notes	11.500	07/15/18	4,559	5,026,297
Interactive Data Corp., Gtd. Notes, 144A	5.875	04/15/19	7,400	7,418,500
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.750	06/01/18	500	502,500
Seagate HDD Cayman, Gtd. Notes, 144A	3.750	11/15/18	75	77,250
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A(b)	6.500	05/15/19	3,700	3,885,000
SunGard Data Systems, Inc.,
Gtd. Notes	6.625	11/01/19	1,425	1,453,500
Gtd. Notes(b)	7.375	11/15/18	8,093	8,416,720
TransUnion Holding Co., Inc.,
Sr. Unsec’d. Notes, PIK	8.125	06/15/18	3,835	3,978,813
Sr. Unsec’d. Notes, PIK	9.625	06/15/18	4,140	4,243,500

				106,754,224

Telecommunications 11.1%
CenturyLink, Inc., Sr. Unsec’d. Notes	5.150	06/15/17	565	594,663
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A(b)	14.750	12/01/16	6,000	7,320,000
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A	8.250	09/01/17	5,000	5,106,250
Eileme 2 AB (Poland), Sr. Sec’d. Notes, 144A	11.625	01/31/20	750	853,125
Embarq Corp., Sr. Unsec’d. Notes (original cost $53,015; purchased 04/11/13)(c)(d)	7.082	06/01/16	46	49,643
Frontier Communications Corp., Sr. Unsec’d. Notes	8.125	10/01/18	2,000	2,250,000

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Level 3 Communications, Inc.,
Sr. Unsec’d. Notes	8.875%	06/01/19	2,000	$2,140,000
Sr. Unsec’d. Notes	11.875	02/01/19	2,750	2,952,812
Level 3 Financing, Inc.,
Gtd. Notes	3.826(a)	01/15/18	1,145	1,151,298
Gtd. Notes	8.125	07/01/19	2,675	2,848,875
Sprint Communications, Inc.,
Gtd. Notes, 144A(b)	9.000	11/15/18	3,500	4,051,250
Sr. Unsec’d. Notes(b)	8.375	08/15/17	7,550	8,333,312
Sr. Unsec’d. Notes(b)	9.125	03/01/17	1,900	2,118,500
T-Mobile USA, Inc., Gtd. Notes(b)	6.464	04/28/19	5,760	5,976,000
Telecom Italia Capital SA (Italy), Gtd. Notes	6.999	06/04/18	3,000	3,352,500
Wind Acquisition Finance SA (Italy), Sr. Sec’d. Notes, 144A	6.500	04/30/20	3,000	3,105,000
Windstream Corp., Gtd. Notes(b)	7.875	11/01/17	6,250	6,894,531
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes	10.125	07/01/20	504	567,000
Sr. Sec’d. Notes(b)	8.125	01/01/20	6,494	6,932,345

				66,597,104

TOTAL CORPORATE BONDS (cost $806,370,157)				798,797,222

TOTAL LONG-TERM INVESTMENTS (cost $831,004,613)				823,092,847

	Shares

SHORT-TERM INVESTMENT 2.6%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $15,460,850)(e)	15,460,850	15,460,850

TOTAL INVESTMENTS 139.2% (cost $846,465,463; Note 5)		838,553,697
Liabilities in excess of other assets(f) (39.2)%		(236,066,371)

NET ASSETS 100.0%		$602,487,326

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	19

Portfolio of Investments

as of November 30, 2014 (Unaudited) continued

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

EUR—Euro

GBP—British Pound

MTN—Medium Term Note

PIK—Payment-in-Kind

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at November 30, 2014.
(b)	Represents security, or a portion thereof, with aggregate value of $500,929,130, segregated as collateral for amount borrowed and outstanding as of November 30, 2014. Of such securities, securities in the amount of $51,922,299 have been loaned for which, the amount borrowed serves as collateral. Securities on loan are subject to contractual netting arrangements (See Note 7).
(c)	Indicates a security or securities that have been deemed illiquid.
(d)	Indicates a restricted security; the aggregate cost of the restricted securities is $86,193,106. The aggregate value, $84,610,626, is approximately 14.0% of net assets.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(f)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at November 30, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Depreciation
Euro,
Expiring 12/02/14	Goldman Sachs & Co.	EUR	3,980	$4,968,669	$4,948,359	$(20,310)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation
Euro,
Expiring 12/02/14	Goldman Sachs & Co.	EUR	3,980	$5,073,728	$4,948,359	$125,369
Expiring 02/03/15	Goldman Sachs & Co.	EUR	3,980	4,970,739	4,950,647	20,092

				$10,044,467	$9,899,006	$145,461

						$125,151

See Notes to Financial Statements.

20

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$22,326,268	$1,969,357
Corporate Bonds	—	796,254,561	2,542,661
Affiliated Money Market Mutual Fund	15,460,850	—	—
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	—	125,151	—

Total	$15,460,850	$818,705,980	$4,512,018

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Corporate Bonds
Balance as of 5/31/14	$3,282,112	$2,181,224
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)**	(36,850)	(3,250)
Purchases	—	—
Sales	(1,275,905)	(513,190)
Accrued discount/premium	—	—
Transfers into Level 3	—	877,877

Balance as of 11/30/14	$1,969,357	$2,542,661

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.
**	Of which, $(40,100) was included in Net Assets relating to securities held at the reporting period end.

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	21

Portfolio of Investments

as of November 30, 2014 (Unaudited) continued

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. At the reporting period end, there was one Corporate Bond transferred into Level 3 as a result of being priced using a single broker quote.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board of Directors, which contain unobservable inputs. Such methodologies include, but are not limited to, using pricing provided by a single broker/dealer, the cost of the investment, and prices of any recent transactions or bids/offers for such securities or any comparable securities.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2014 was as follows:

Technology	18.6%
Capital Goods	15.3
Metals	11.9
Healthcare & Pharmaceutical	11.8
Telecommunications	11.1
Building Materials & Construction	8.1
Gaming	8.0
Cable	7.5
Media & Entertainment	6.9
Foods	4.8
Chemicals	4.4
Energy—Other	4.4
Packaging	4.3
Automotive	3.8
Electric	3.6%
Retailers	3.2
Non-Captive Finance	2.6
Affiliated Money Market Mutual Fund	2.6
Aerospace & Defense	2.1
Consumer	1.8
Paper	1.1
Pipelines & Other	0.5
Energy—Integrated	0.3
Food	0.3
Real Estate Investment Trusts	0.2

139.2
Liabilities in excess of other assets	(39.2)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

22

Fair values of derivative instruments as of November 30, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$145,461	Unrealized depreciation on forward foreign currency contracts	$20,310

The effects of derivative instruments on the Statement of Operations for the six months ended November 30, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Credit contracts	$132,740

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts*	Swaps	Total
Credit contracts	$—	$(120,466)	$(120,466)
Forward exchange contracts	125,151	—	125,151

Total	$125,151	$(120,466)	$4,685

*	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operation.

For the six months ended November 30, 2014, the Fund’s average volume of derivative activities are as follows:

Forward Currency Contracts—Purchased (Value at Settlement Date Payable)	Forward Currency Contracts—Sold (Value at Settlement Date Receivable)	Credit Default Swaps as Writer (Notional Amount in USD (000))
$1,656,223	$5,106,380	$2,475

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	23

Portfolio of Investments

as of November 30, 2014 (Unaudited) continued

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Goldman Sachs & Co.	$145,461	$(20,310)	$—	$125,151

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Goldman Sachs & Co.	$(20,310)	$20,310	$—	$—

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Fund. Such amounts are applied up to 100% of the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

24

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

(UNAUDITED)

SEMIANNUAL REPORT • NOVEMBER 30, 2014

Prudential Short Duration High Yield Fund, Inc.

Statement of Assets & Liabilities

as of November 30, 2014 (Unaudited)

Assets
Investments at value, including securities on loan of $51,922,299:
Unaffiliated Investments (cost $831,004,613)	$823,092,847
Affiliated Investments (cost $15,460,850)	15,460,850
Dividends and interest receivable	16,769,035
Receivable for investments sold	1,004,417
Unrealized appreciation on forward foreign currency exchange contracts	145,461
Prepaid expenses	5,450

Total assets	856,478,060

Liabilities
Loan Payable (Note 7)	246,000,000
Payable to custodian	3,992,145
Payable for investments purchased	3,245,383
Management fee payable	560,558
Accrued expenses	152,548
Unrealized depreciation on forward foreign currency exchange contracts	20,310
Deferred directors’ fees	12,923
Loan interest payable (Note 7)	6,867

Total liabilities	253,990,734

Net Assets	$602,487,326

Net assets were comprised of:
Common stock, at par	$33,257
Paid-in capital in excess of par	633,874,484

633,907,741
Undistributed net investment income	1,210,122
Accumulated net realized loss on investment and foreign currency transactions	(24,894,271)
Net unrealized depreciation on investments and foreign currencies	(7,736,266)

Net assets, November 30, 2014	$602,487,326

Net asset value per share ($602,487,326 ÷ 33,256,724 shares of common stock issued and outstanding)	$18.12

See Notes to Financial Statements.

26

Statement of Operations

Six Months Ended November 30, 2014 (Unaudited)

Net Investment Income
Income
Interest income	$25,146,141
Other income	16,742
Affiliated dividend income	7,527

Total income	25,170,410

Expenses
Management fee	3,460,056
Loan interest expense	1,278,639
Custodian’s fees and expenses	46,000
Shareholders’ reports	37,000
Legal fees and expenses	32,000
Directors’ fees	28,000
Audit fee	21,000
Registration fees	16,000
Transfer agent’s fees and expenses	8,000
Insurance expenses	4,000
Miscellaneous	5,737

Total expenses	4,936,432

Net investment income	20,233,978

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(2,103,762)
Swap agreement transactions	132,740
Foreign currency transactions	345,605

(1,625,417)

Net change in unrealized appreciation (depreciation) on:
Investments	(17,753,401)
Swap agreements	(120,466)
Foreign currencies	175,500

(17,698,367)

Net loss on investment and foreign currency transactions	(19,323,784)

Net Increase In Net Assets Resulting From Operations	$910,194

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	27

Statement of Changes in Net Assets

(Unaudited)

	Six Months Ended November 30, 2014	Year Ended May 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$20,233,978	$40,656,831
Net realized loss on investment and foreign currency transactions	(1,625,417)	(82,110)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(17,698,367)	662,916

Net increase in net assets resulting from operations	910,194	41,237,637

Dividends from net investment income (Note 1)	(24,443,692)	(53,136,185)

Fund share transactions (Note 6)*
Net asset value of shares issued in reinvestment of dividends and distributions	—	215,376

Net increase in net assets from Fund share transactions	—	215,376

Total decrease	(23,533,498)	(11,683,172)

Net Assets:
Beginning of period	626,020,824	637,703,996

End of period(a)	$602,487,326	$626,020,824

(a) Includes undistributed net investment income of:	$1,210,122	$5,419,836

* Share Capital Activity
Shares issued for underwriters over-allotment option	—	—
Shares issued in the investment of dividends	—	11,499

See Notes to Financial Statements.

28

Statement of Cash Flows

For the Six Months Ended November 31, 2014

Increase (Decrease) in Cash
Cash flows from operating activities:
Interest and dividends paid (excluding discount and premium amortization of $(5,630,545))	$30,487,126
Operating expenses paid	(3,618,436)
Loan interest paid	(1,284,994)
Purchases of long-term portfolio investments	(246,041,008)
Proceeds from disposition of long-term portfolio investments	256,246,656
Net purchases and sales of short-term investments	(5,265,743)
Decrease in receivable for investments sold	5,889,620
Decrease in payable for investments purchased	(24,780,493)
Decrease in net cash paid for swap agreement transactions	132,740
Decrease in deposit with broker	350,000
Decrease in due from broker—variation margin	7,618
Increase in prepaid expenses	(3,838)
Net cash received for foreign currency transactions	345,605
Effect of exchange rate changes	125,151

Net cash provided from operating activities	12,590,004

Cash flows from financing activities:
Cash dividends paid	(24,613,113)
Decrease in borrowing	8,000,000

Net cash used in financing activities	(16,613,113)

Net increase /(decrease) in cash	(4,023,109)
Cash at beginning of period	30,964

Cash at end of period	(3,992,145)

Reconciliation of Net Increase in Net Assets to Net Cash Provided from Operating Activities
Net increase in net assets resulting from operations	$910,194

Decrease in investments	10,570,450
Net realized gain on investment and swap agreement transactions	1,625,417
Decrease in net unrealized appreciation on investments and swap agreements	17,698,367
Increase in net cash received for swap agreement transactions	132,740
Net cash received for foreign currency transactions	345,605
Effect of exchange rate changes	125,151
Decrease in interest and dividends receivable	(313,829)
Decrease in receivable for investments sold	5,889,620
Decrease in due from broker—variation margin	7,618
Decrease in deposit with broker	350,000
Increase in prepaid expenses	(3,838)
Decrease in payable for investments purchased	(24,780,493)
Decrease in loan interest payable	(6,355)
Increase in accrued expenses and other liabilities	31,434
Increase in deferred directors’ fees	7,923

Total adjustments	11,679,810

Net cash provided from operating activities	$12,590,004

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	29

Notes to Financial Statements

(Unaudited)

Prudential Short Duration High Yield Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was incorporated as a Maryland corporation on November 14, 2011. The Fund’s investment objective is to provide a high level of current income.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

30

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange- traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential Short Duration High Yield Fund, Inc.	31

Notes to Financial Statements

(Unaudited) continued

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(a)(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). Swap agreements are valued daily at current market value and any change in value is included in the net

32

unrealized appreciation or depreciation on investments. Exchange-traded swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund sold protection using credit default swaps to take an active short position with respect to the likelihood of a particular issuer’s default. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered for the same

Prudential Short Duration High Yield Fund, Inc.	33

Notes to Financial Statements

(Unaudited) continued

referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credits spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance

34

with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of November 30, 2014, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Prudential Short Duration High Yield Fund, Inc.	35

Notes to Financial Statements

(Unaudited) continued

Loan Participations: The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower and any other persons interpositioned between the Fund and the borrower.

The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Payment In Kind Securities: The Fund may invest in open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK (payment-in-kind) securities and accreting discounts and amortizing premiums on debt obligations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may be different from actual.

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the holders of Common Stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a

36

distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PI has received an order from the Securities and Exchange Commission granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PI and certain closed-end funds managed by PI to include realized long-term capital gains as a part of their respective regular distributions to the holders of Common Stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PI, adopt a managed distribution policy.

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Organization and Offering Costs: PI has agreed to pay all of the Fund’s organizational costs and such amount of the Fund’s offering costs (other than sales load) that exceed $0.04 per share of common stock. Organizational costs are expensed by the Fund as incurred.

Federal Income Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its stockholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the

Prudential Short Duration High Yield Fund, Inc.	37

Notes to Financial Statements

(Unaudited) continued

management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other cost and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .80% of the average daily value of the Fund’s investable assets. “Investable assets” refers to the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

PI and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the six months ended November 30, 2014, aggregated $246,041,008 and $256,246,656, respectively.

Note 5. Distributions and Tax Information

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of November 30, 2014 were as follows:

Tax Basis	$858,548,245

Appreciation	3,750,608
Depreciation	(23,745,156)

Net Unrealized Depreciation	$(19,994,548)

38

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes.

For federal income tax purposes, the Fund had a capital loss carryforward as of May 31, 2014 of approximately $4,057,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

In accordance with the provision of Subchapter M of the Internal Revenue Code and the excise tax requirements, the Fund elected to treat post-October capital losses of approximately $7,236,000 as having been incurred in the following fiscal year (May 31, 2015).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

There are 1 billion shares of $0.001 par value common stock authorized. Prior to commencement of operations on April 30, 2012, the Fund issued 5,240 shares of common stock to Prudential at an aggregate purchase price of $100,084. As of November 30, 2014, Prudential owned 6,389 shares of the Fund.

For the six months ended November 30, 2014, the Fund did not issue shares in connection with the Fund’s dividend reinvestment plan.

On June 13, 2012, an additional 2,575,000 shares were issued in connection with the exercise of the underwriters over-allotment option. An amount of $49,182,500 (net of sales load of $2,317,500) was received pursuant to this allotment. An amount of $103,000 ($0.04 per share of the common stock) will be used to offset any offering costs as described in Note 1 of the Notes to the Financial Statements.

During the period ended May 31, 2012, the Fund issued 30,500,000 shares of common stock in its initial public offering. These shares were all issued at $20.00 per share before a sales load of $0.90 per share. Offering costs of $1,220,000

Prudential Short Duration High Yield Fund, Inc.	39

Notes to Financial Statements

(Unaudited) continued

(representing $0.04 per share) were offset against the proceeds of the offering and have been charged to paid-in capital in excess of par.

Note 7. Borrowings and Re-hypothecation

The Fund currently is a party to a committed credit facility (the “credit facility”) with a financial institution. The credit facility provides for a maximum commitment of $300 million. Interest on any borrowings under the credit facility is payable at the negotiated rates. The Fund’s obligations under the credit facility are secured by the assets of the Fund segregated for the purpose of securing the amount borrowed. The purpose of the credit facility is to provide the Fund with portfolio leverage and meet its general cash flow requirements.

During the six months ended November 30, 2014, the Fund utilized the credit facility and had an average daily outstanding loan balance of $249,207,650 during the 183 day period that the facility was utilized, at an average interest rate of 1.01%. The maximum amount of loan outstanding during the period was $258,000,000. There was a balance of $246,000,000 outstanding at November 30, 2014.

Re-hypothecation: The credit facility agreement permits, subject to certain conditions, the financial institution to re-hypothecate, up to the amount outstanding under the facility, portfolio securities segregated by the Fund as collateral. The Fund continues to receive interest on re-hypothecated securities. The Fund also has the right under the agreement to recall the re-hypothecated securities from financial institution on demand. If the financial institution fails to deliver the recalled security in a timely manner, the Fund will be compensated by the financial institution for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by financial institution, the Fund, upon notice to the financial institution, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Fund will receive a portion of the fees earned by the financial institution in connection with the re-hypothecation of portfolio securities. Such earnings are disclosed in the statement of operations under Other Income.

Note 8. Subsequent Event

Dividends and Distributions: On November 25, 2014 the Fund declared monthly dividends of $0.1225 per share payable on December 31, 2014, January 09, 2015 and February 27, 2015, respectively, to shareholders of record on December 19, 2014, December 30, 2014 and February 23, 2015, respectively. The ex-dividend dates were December 17, 2014, December 26, 2014 and February 19, 2015, respectively.

On November 25, 2014, the Fund declared a special dividend of $0.1156 per share payable on January 09, 2015, to shareholders of record on December 30, 2014. The ex-dividend date was December 26, 2014.

40

Financial Highlights

(Unaudited)

	Six Months Ended November 30,		Year Ended May 31,				April 30, 2012(a) through May 31,
	2014(b)		2014(b)		2013(b)		2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$18.82		$19.18		$18.75		$19.10	*
Income (loss) from investment operations:
Net investment income	.61		1.22		1.24		.07
Net realized and unrealized gain (loss) on investment transactions	(.57)		.02		.74		(.38)
Total from investment operations	.04		1.24		1.98		(.31)
Less Dividends:
Dividends from net investment income	(.74)		(1.60)		(1.57)		-
Fund share transactions:
Common stock offering costs charged to paid-in capital in excess of par	-		-		-	(g)	(.04)
Accretion to net asset value from the exercise of the underwriters over-allotment option (Note 6)	-		-		.02		-
Total of share transactions	-		-		.02		(.04)
Net asset value, end of period	$18.12		$18.82		$19.18		$18.75
Market price, end of period	$16.39		$17.84		$19.45		$20.09
Total Return(c):	(4.09)%		0.24%		4.97%		.35%

Ratios/Supplemental Data:
Net assets, end of period (000)	$602,487		$626,021		$637,704		$571,884
Average net assets (000)	$613,641		$630,017		$635,754		$576,384
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.60%	(e)(f)	1.52%	(e)	1.47%	(e)	1.16%	(e)(f)
Expenses before waivers and/or expense reimbursement	1.60%	(e)(f)	1.52%	(e)	1.53%	(e)	1.20%	(e)(f)
Net investment income	6.58%	(f)	6.45%		6.45%		4.20%	(f)
Portfolio turnover rate	29%	(h)	75%		74%		12%	(h)
Asset coverage	345%		363%		405%		524%
Total debt outstanding at period-end (000)	$246,000		$238,000		$209,000		$135,000

* Initial public offering price of $20.00 per share less sales load of $.90 per share.

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Includes interest expense of 0.42% for the six months ended November 30, 2014, 0.36% for the year ended May 31, 2014, 0.35% for the year ended May 31, 2013 and 0.08% for the period ended May 31, 2012.

(f) Annualized.

(g) Less than $.005 per share.

(h) Not annualized.

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	41

Other Information

(Unaudited)

Dividend Reinvestment Plan. Unless a holder of Common Stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on Common Stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Stock. The holders of Common Stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the Common Stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of Common Stock and may re-invest that cash in additional Common Stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s Common Stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. The Common Stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Stock from the Fund (“Newly Issued Common Stock”) or (ii) by purchase of outstanding Common Stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the Common Stock plus per share fees (as defined below) is equal to or greater than the NAV per share of Common Stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued Common Stock on behalf of the participants. The number of Newly Issued Common Stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of Common Stock on the payment date, provided that, if the NAV per share of Common Stock is less than or equal to 95% of the closing market price per share of Common Stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Stock on the payment date. If, on the payment date for any Dividend, the NAV per share of Common Stock is greater than the closing market value per share of Common Stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of Common Stock acquired on behalf of the participants in Open-Market Purchases.

42

“Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of Common Stock exceeds the NAV per share of Common Stock, the average per share purchase price paid by the Plan Administrator for Common Stock may exceed the NAV per share of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the Dividend had been paid in Newly Issued Common Stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Stock at the NAV per share of Common Stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of Common Stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common Stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of Common Stock such as banks, brokers or nominees that hold shares of Common Stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

Prudential Short Duration High Yield Fund, Inc.	43

Other Information

(Unaudited) continued

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her shares of Common Stock, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of Common Stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of Common Stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of Common Stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of

44

termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of Common Stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling (toll free) 800-451-6788.

Prudential Short Duration High Yield Fund, Inc.	45

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Short Duration High Yield Fund, Inc. (the “Fund”) consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established two standing committees: the Audit Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.1

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and PIM, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings,

[1]	Grace C. Torres and Stuart S. Parker were elected to the Board as of January 2015, and therefore did not participate in the consideration of these approvals.

Prudential Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-Independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also considered the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to any individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Prudential Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2013. The Board considered that the Fund commenced operations on April 26, 2012 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended May 31, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the Peer Universe (the Lipper Closed End High Yield Leveraged Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	N/A	N/A	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that Fund outperformed its benchmark index for the one-year period.
•

The Board concluded that, in light of the Fund’s recent inception date and competitive performance against its benchmark index, it would be in the best interests of the Fund and its shareholders to allow the Fund’s performance record to develop and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Short Duration High Yield Fund, Inc.

Privacy Notice

This privacy notice is being provided on behalf of the companies listed in this notice. It describes how information about you is handled and the steps we take to protect your privacy. We call this information “customer data” or just “data.” If you have other Prudential products or relationships, you may receive a separate privacy notice describing the practices that apply to those products or relationships. If your relationship with us ends, we will continue to handle data about you the same way we handle customer data.

Protecting Customer Data

We maintain physical, electronic, and procedural safeguards to protect customer data. The only persons who are authorized to have access to it are those who need access to do their jobs. We require them to keep the data secure and confidential.

Information We Collect

We collect data you give us and data about the products and relationships you have with us, so that we can serve you, including offering products and services to you. It includes, for example:

•	your name and address,
•	income and Social Security number.

We also collect data others give us about you, for example:

•	medical information for insurance applications,
•	consumer reports from consumer reporting agencies, and
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees, for example, group life insurance.

Sharing Data

We may share data with affiliated companies and with other companies so that they can perform services for us or on our behalf. We may, for example, disclose data to other companies for customer service or administrative purposes. We may disclose limited information such as:

•	your name,
•	address, and
•	the types of products you own

to service providers so they can provide marketing services to us.

We may also disclose data as permitted or required by law, for example:

•	to law enforcement officials,
•	in response to subpoenas,
•	to regulators, or
•	to prevent fraud.

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Your Financial Security, Your Satisfaction & Your Privacy	Privacy 0019 Ed. 3/2014 MUTU-D5563

We do not disclose data to Prudential affiliates or other companies to allow them to market their products or services to you. We may tell you about a product or service that a Prudential company or other companies offer. If you respond, that company will know that you were in the group selected to receive the information.

Annual Notices

We will send notices at least once a year, as federal and state laws require. We reserve the right to modify this policy at any time.

If you have questions about Prudential’s Privacy Notice please call us. The toll-free number is (800) 236-6848.

Many Prudential Financial companies are required to send privacy notices to their customers. This notice is being provided to customers of the Prudential Financial companies listed below:

Insurance Companies and Separate Accounts

Prudential Insurance Company of America, The

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Prudential Retirement Insurance and Annuity Company (PRIAC)

PRIAC Variable Contract Account A

CG Variable Annuity Account I & II (Connecticut General)

Pruco Insurance Company of Iowa

All separate accounts that include the following names: Prudential, Pruco, or PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.

Prudential Annuities Distributors, Inc.

Global Portfolio Strategies, Inc.

Pruco Securities, LLC

Prudential Investment Management, Inc.

Prudential Investment Management Services LLC

Prudential Investments LLC

Prudential Private Placement Investors, L.P.

Bank and Trust Companies

Prudential Bank & Trust, FSB

Prudential Trust Company

Investment Companies and Other Investment Vehicles

Asia Pacific Fund, Inc., The

Prudential Investments Mutual Funds

Prudential Capital Partners, L.P.

Target Asset Allocation Funds

Target Portfolio Trust, The

Advanced Series Trust

The Prudential Series Fund

Private Placement Trust Investors, LLC

All funds that include the following names: Prudential or PCP

MUTU-D5563

■ MAIL	■ MAIL (OVERNIGHT)	■ TELEPHONE
Computershare P.O. Box 30170 College Station, TX 77842-3170	Computershare 211 Quality Circle Suite 210 College Station, TX 77845	(800) 451-6788
■ WEBSITE
www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 451-6788 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stephen P. Munn • James E. Quinn • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 30170 College Station, TX 77842-3170

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sidley Austin LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Short Duration High Yield Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

CERTIFICATIONS
The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Fund’s Form N-CSR filed with the Commission, for the period of this report.

This report is transmitted to shareholders of the Fund for their information. This is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

An investor should consider the investment objective, risks, charges, and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC.

NYSE	ISD
CUSIP	74442F107

PICE1000E2    0272172-00001-00

Item 2 – Code of Ethics – Not required, as this is not an annual filing.

Item 3 – Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 – Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5 – Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Not required, as this is not an annual filing.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Short Duration High Yield Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	January 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 19, 2015

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	January 19, 2015